UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2025 (January 10, 2025)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 8-K filed by ClearOne, Inc. (the “Company”) with the SEC on November 25, 2024, a Special Transaction Committee (the “Special Transaction Committee”) of the Company’s Board of Directors (the “Board”) is conducting a comprehensive review of strategic alternatives focused on maximizing shareholder value, including but not limited to, equity or debt financing alternatives, merger and acquisition transactions, divestiture of assets, licensing opportunities, joint ventures, collaborations or other partnerships with other companies, or a spin-off of the Company’s current business and operations to its current stockholders (each, a “Strategic Transaction”).

As the Special Transaction Committee and management team continue to focus on the ongoing review of potential Strategic Transactions, the Company determined to delay its 2024 annual meeting of stockholders (the “2024 Annual Meeting”), which was held in December and November in 2023 and 2022, respectively. As a result of the delayed 2024 Annual Meeting, on January 10, 2025, the Company received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) informing the Company that because the Company did not hold an annual meeting of stockholders in 2024, the Company is not in compliance with the requirement to conduct an annual meeting of stockholders no later than one year after the end of its fiscal year, as set forth in Nasdaq Marketplace Rule 5620(a) (the “Annual Meeting Requirement”).

In accordance with Nasdaq Marketplace Rule 5810(c)(2)(G), the Company has a period of 45 calendar days from January 10, 2025, or until February 24, 2025, to submit to Nasdaq a plan to regain compliance with the Annual Meeting Requirement (the “Compliance Plan”). If Nasdaq in its discretion accepts the Company’s Compliance Plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end, or until June 30, 2025, for the Company to regain compliance with the Annual Meeting Requirement. The Company intends to submit its Compliance Plan to Nasdaq prior to February 24, 2025.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: January 15, 2025	By:	/s/ Derek Graham
Derek Graham
Chief Executive Officer